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                         METLIFE INSURANCE COMPANY USA

             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

                Corporate Owned Variable Universal Life Insurance
             Corporate Owned Variable Universal Life Insurance 2000
              Corporate Owned Variable Universal Life Insurance III
              Corporate Owned Variable Universal Life Insurance IV
                                Corporate Select

     Supplement dated December 1, 2016 to the Prospectuses dated May 1, 2016

This supplement updates the prospectuses for the above-listed policies issued by MetLife Insurance Company USA. Please retain this supplement for future reference.

As of December 1, 2016, the Dollar-Cost Averaging Program and Portfolio Rebalancing are no longer available. All references in the prospectuses to the Dollar-Cost Averaging Program and Portfolio Rebalancing are deleted.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.